Exhibit 10.97

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

THIRD AMENDMENT TO LEASE
615 W LAFAYETTE MASTER TENANT LLC, a Michigan limited liability company (“Landlord”), and QUICKEN LOANS INC., a Michigan corporation (“Tenant”), enter into this Third Amendment to Lease (this “Amendment”) dated January 6, 2017.
R E C I T A L S
A.Landlord’s predecessor, 615 West Lafayette LLC, and Tenant entered into that certain Lease dated September 4, 2015, as amended by (i) that certain First Amendment to Lease Agreement dated September 4, 2015 and (ii) that certain Second Amendment to Lease dated June 3, 2016 (as amended, the “Lease”), with respect to certain premises consisting of 182,857 rentable square feet on the second, third, fourth and fifth floors (the “Existing Premises”, or the “Demised Premises” as such terms are used herein) in the building located at 615 West Lafayette, Detroit, Michigan 48226 (the “Building”).
B.Landlord has agreed to lease to Tenant an additional 38,208 rentable square feet located on a portion of the first floor of the Building, known as Suite 100 and Suite 120 as shown on Exhibit A attached hereto (the “First Floor Premises”).
C.Landlord and Tenant desire to amend the Lease as more particularly set forth herein.
D.Capitalized terms used but not defined herein have the same meaning ascribed to such terms in the Lease.
NOW, THEREFORE, in consideration of the covenants, and conditions set forth herein and in the Lease, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant do hereby covenant, promise and agree that the Lease is amended as follows:
1.Lease. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the First Floor Premises, subject to and in accordance with the terms and conditions of this Amendment. Commencing as of the First Floor Commencement Date (as hereinafter defined), the First Floor Premises is included in the definition of Premises, which shall consist of 221,065 rentable square feet.
2.Term of Lease. Tenant’s lease of the First Floor Premises will commence on February 3, 2017 (the “First Floor Commencement Date”), and shall terminate on December 31, 2022.
3.Basic Rental. Basic Rental for the First Floor Premises shall be:
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Period	Per Rentable Square Foot	Annual Rent	Monthly Rent
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

*Commencing on the First Floor Commencement Date, three (3) months’ Basic Rental payable for the First Floor Premises shall be abated, provided that Tenant shall not be in default under any of the terms, covenants or conditions of said Lease. Landlord and Tenant agree that no portion of the Basic Rental paid by Tenant after the expiration of any period during which such Basic Rental was abated shall be allocated by Landlord or Tenant to such abatement period.

4.Tenant’s Share. From and after First Floor Commencement Date, the Tenant’s Share shall be 80.44%
5.Improvements and Alterations. Landlord shall construct improvements in the First Floor Premises in accordance with the terms and conditions for the performance of Landlord’s Work set forth in Section 8 of the Lease, and the approved plans and specifications (“Plans”) attached hereto as Exhibit B, up to a cost of [***] per rentable square foot of the First Floor Premises (the “First Floor Tenant Allowance”). Landlord shall deliver possession of the First Floor Premises on or before February 3, 2017; provided, however, if Landlord cannot for any reason deliver the First Floor Premises on or before the First Floor Commencement Date, this Amendment shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, except that the Basic Rental (and the commensurate abatement of Basic Rental) for the First Floor Premises shall be deferred day for day until the date the First Floor Premises are delivered to Tenant. Tenant shall be responsible, at its sole cost and expense, for furnishing the First Floor Premises with furniture, fixtures and equipment necessary or desirable for Tenant to operate its business from the First Floor Premises.
6.Parking. Landlord shall provide to Tenant three (3) parking spaces for each one thousand rentable square feet of the First Floor Premises as provided in Section 35 of the Lease, including Tenant’s obligation to pay Parking Rent for the QL Parking Spaces allocated to the First Floor Premises.
7.Light up Detroit. Tenant agrees, if Landlord directs, to keep the lights on or allow Landlord to cause the lights to be kept on, at Tenant’s cost and expense, in the perimeter offices in the Premises during non-business hours.
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8.Brokerage Commissions. Landlord and Tenant represent and warrant each to the other that they have not dealt with any real estate broker in connection with the negotiation or execution of this Amendment other than Bedrock Management Services LLC (“Broker”). If either party breaches the foregoing representation and warranty it shall indemnify the other party against all costs, expenses, attorneys’ fees, and other liability for commissions or other compensation claimed by any other broker or agent claiming the same by, through, or under the breaching party.
9.Ratification. Tenant and Landlord each hereby ratify and confirm its respective obligations under the Lease, and represents and warrants to each other that it has no defenses thereto. Additionally, Tenant and Landlord each further confirms and ratifies that, as of the date hereof, the Lease is and remains in good standing and in full force and effect, and neither party has any claims, counterclaims, set-offs or defenses against the other party arising out of the Lease or in any way relating thereto or arising out of any other transaction between Landlord and Tenant.
10.Binding Effect; Conflicts; Governing Law. Except as modified hereby, the Lease shall remain in full effect and this Amendment shall be binding upon Landlord and Tenant and their respective successors and assigns. If any inconsistency exists or arises between the terms of this Amendment and the terms of the Lease, the terms of this Amendment shall prevail This Amendment shall be governed by and construed in accordance with the laws of the state in which the Premises are located.
11.Landlord’s Address. Landlord’s Address as provided in Section 1(n) of the Lease is hereby deleted in its entirety and amended to be:

(n) Landlord’s Address:
If before February 1, 2017:
615 W Layette Master Tenant LLC
c/o Bedrock
1092 Woodward Avenue
Detroit, Michigan 48226
Attn: James A. Ketai
with a copy to:
Bedrock
1092 Woodward Avenue
Detroit, Michigan 48226
Attn: Howard N. Luckoff, Esq.
and with a copy to:
Honigman Miller Schwartz and Cohn LLP
660 Woodward Avenue
2290 First National Building
Detroit, Michigan 48226
Attn: David Jacob, Esq.
If on or after February 1, 2017:
615 W Layette Master Tenant LLC
c/o Bedrock
630 Woodward Avenue
Detroit, Michigan 48226
Attn: James A. Ketai
with a copy to:
Bedrock
630 Woodward Avenue
Detroit, Michigan 48226
Attn: Howard N. Luckoff, Esq.
and with a copy to:
Honigman Miller Schwartz and Cohn LLP
660 Woodward Avenue
2290 First National Building
Detroit, Michigan 48226
Attn: David Jacob, Esq.

12.Counterparts. This Amendment may be executed in multiple counterparts, and via electronic or facsimile delivery each of which shall constitute an original, but all of which shall constitute one document.
[SIGNATURES ON FOLLOWING PAGE]

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[SIGNATURE PAGE TO THIRD AMENDMENT TO LEASE
BETWEEN 615 W LAFAYETTE MASTER TENANT LLC
AND QUICKEN LOANS INC.]
IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment to Lease as of the date first set forth above.
“LANDLORD”
615 W LAFAYETTE MASTER TENANT LLC, a Michigan limited liability company

By:        /s/ James A. Ketai
        James A. Ketai
Its:        Authorized Representative
“TENANT”
QUICKEN LOANS, INC.,
a Michigan corporation

By:    /s/ William C. Emerson
        William C. Emerson
Its:        Chief Executive Officer

THIRD AMENOMENT - 615 W LAFAYETTE MASTER TENANT - QUICKEN LOANS

EXHIBIT “A”
FLOOR PLAN OF THE FIRST FLOOR PREMISES

QUICKEN LOANS
EXPANSION PREMISES
SUITE 120
4,521 USF
5,064 RSF

TOTAL
EXPANSION PREMISES
34,114 USF
38,208 RSF

Loading Dock
Executive Parking Garage
Security
Mech.
Stair 'C'
Jan.
Jan.
Stair 'A'
Elev.
Lobby
Elev. Corridor
N

QUICKEN LOANS
EXPANSION PREMISES
SUITE 100
29,593 USF
33,144 RSF

SUITES 100 & 120

615 WEST LAFAYETTE
DETROIT, MI 48226
NOT TO SCALE

EXHIBIT A
THIRD AMENOMENT - 615 W LAFAYETTE MASTER TENANT - QUICKEN LOANS

EXHIBIT “B”
PLANS

B-1
THIRD AMENOMENT - 615 W LAFAYETTE MASTER TENANT - QUICKEN LOANS

Bedrock Real Estate Services

Detroit News Building
Quicken Loans Floor 1

615 W. LAFAYETTE BLVD. DETROIT, MI
PERMITS / CONSTRUCTION - 09/30/2016

HamiltonAnderson